Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line Larger Companies Focused Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 12/31/24 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 3, 2025

By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Larger Companies Focused Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Gallo, Treasurer of the Value Line Larger Companies Focused Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/24 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 3, 2025

By:	/s/ James Gallo
James Gallo
Treasurer
Value Line Larger Companies Focused Fund, Inc.